UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 21, 2000
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                            SJW Corp.
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(Exact name of registrant as specified in its charter)


California                      1-8966               77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
of incorporation)               File Number)  Identification No.)


    374 W. Santa Clara Street, San Jose, California      95196
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (408) 279-7800
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                         Not Applicable
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  (Former name or former address, if changed since last report)


Item 5.  Other Events

         On October 28, 1999, SJW Corp. (the "Registrant") and American Water Works Company, a Delaware corporation, ("American") entered into a definitive merger agreement by which a wholly owned subsidiary will merge with and into the Registrant. A copy of the press release issued by the Registrant on August 21, 2000 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Exhibits


              99.1 Press Release of Registrant, dated
                   August 21, 2000



SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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August 21, 2000             /s/ Robert A. Loehr
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                            Robert A. Loehr, Secretary


EXHIBIT INDEX

Exhibit
Number     Description of Document
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99.1       Press Release of Registrant, dated August 21, 2000,
           SJW Corp. Merger Schedule.


PRESS RELEASE                                      EXHIBIT 99.1

                         SJW CORP. MERGER SCHEDULE


     SJW Corp. announced that it has received a ruling by Commissioner Carl Wood, Assigned Commissioner for the California Public Utilities Commission, that establishes the balance of the schedule for consideration of the proposed SJW Corp. merger with American Water Works Company, Inc. The schedule would allow for a Commission decision in April, 2001.

     On October 28, 1999, SJW Corp. and American Water Works Company entered into an agreement and Plan of Merger pursuant to which American Water Works Company would acquire all of the common stock of SJW Corp. for approximately $390 million in cash, or $128 per share, and the assumption of approximately $90 million in debt. The acquisition requires the approval of the California Public Utilities Commission.

     SJW Corp. is a publicly traded holding company (AMEX:SJW) headquartered in San Jose, California. SJW Corp., through its subsidiary San Jose Water Company, provides water service to 214,000 customers in San Jose and nearby communities. American Water Works Company is the largest and most geographically diverse investor-owned water utility enterprise based in the United States. Headquartered in Voorhees, NJ, American Water Works Company provides water, wastewater and other water resource management services to more than 10 million people in 23 states.

     This press release may contain certain forward looking statements including but not limited to statements relating to SJW Corp.'s plans, strategies, objectives, expectations and intentions, which are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of SJW Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. SJW Corp. undertakes no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.